REVENUE, DEFERRED REVENUE AND ACCOUNTS RECEIVABLE	6 Months Ended	12 Months Ended
	May 31, 2021	Nov. 30, 2020
Revenue, Deferred Revenue And Accounts Receivable [Abstract]
REVENUE, DEFERRED REVENUE AND ACCOUNTS RECEIVABLE
9.	REVENUE, DEFERRED REVENUE AND ACCOUNTS RECEIVABLE

The Company generates revenue through the wholesale distribution of its products and accessories to dealers/distributors, large end-users such as security companies and law enforcement agencies, and through an e-commerce portal to consumers. Revenue is recognized upon transfer of control of goods to the customer, which generally occurs when title to goods is passed and risk of loss transfers to the customer. Depending on the contract terms, transfer of control is upon shipment of goods to or upon the customer’s pick-up of the goods. Payment terms to customers other than e-commerce customers are generally 30-60 days for established customers, whereas new wholesale and large end-user customers have prepaid terms for their first order. The amount of revenue recognized is net of returns and discounts that the Company offers to its customers. Products purchased include a standard warranty that cannot be purchased separately. This allows customers to return defective products for repair or replacement within one year of sale. The Company also sells an extended warranty for the same terms over three years. The extended 3-year warranty can be purchased separately from the product and therefore, must be classified as a service warranty. Since a warranty for the first year after sale is included and non-separable from all launcher purchases, the Company considers this extended warranty to represent a service obligation during the second and third years after sale. Therefore, the Company accumulates billings of these transactions on the balance sheet as deferred revenue, to be recognized on a straight-line basis during the second and third year after sale. The Company recognizes an estimated reserve based on its analysis of historical experience, and an evaluation of current market conditions. The Company’s returns under warranties have been immaterial. In February 2021, the Company identified certain Byrna® HD launchers that may contain a wire that is not to specification and offered customers a free factory service update for their launchers. The Company established a reserve of $0.2 million as an estimate of future related costs. As of May 31, 2021, approximately $0.06 million of these estimated costs have been incurred or resolved.

The Company also has a 60-day money back guarantee, which allows for a full refund of the purchase price, excluding shipping charges, within 60 days from the date of delivery. The right of return creates a variable component to the transaction price and needs to be considered for any possible constraints. The Company estimates returns using the expected value method, as there will likely be a range of potential return amounts. The Company’s returns under the 60-day money back guarantee have been immaterial.

Revenue excludes taxes collected from customers and remitted to government authorities related to sales of the Company’s products. Costs to obtain a contract consist of commissions paid to employees and are included in operating expenses in the accompanying Condensed Consolidated Statements of Operations and Comprehensive Income (Loss). Commissions were $0 and $0.01 million for the three months ended May 31, 2021 and 2020, respectively. Commissions were $0.3 million and $0.01 million for the six months ended May 31, 2021 and 2020, respectively.

Included as cost of goods sold are costs associated with the production and procurement of products, such as labor and overhead, inbound freight costs, manufacturing depreciation, purchasing and receiving costs, and inspection costs.

The Company charges certain customers shipping and handling fees. Shipping and handling costs, which includes outbound freight associated with the distribution of finished products to customers, are recognized when the product is shipped to the customer and are included in Operating expenses in the accompanying Condensed Consolidated Statements of Operations and Comprehensive Income (Loss). Shipping and handling costs were $0.6 million and approximately $0.003 million for the three months ended May 31, 2021 and 2020, respectively. Shipping and handling costs were $1.3 million and approximately $0.01 million for the six months ended May 31, 2021 and 2020, respectively.

Allowance for Doubtful Accounts

The Company provides an allowance for its accounts receivable for estimated losses that may result from its customers’ inability to pay. The Company determines the amount of the allowance by analyzing known uncollectible accounts, aged receivables, economic conditions, historical losses, and changes in customer payment cycles and its customers’ creditworthiness. Amounts later determined and specifically identified to be uncollectible are charged or written off against this allowance. A significant proportion of the Company’s sales are made via e-commerce. These orders are prepaid by credit card and involve no credit risk. To minimize the likelihood of uncollectible debt, the Company reviews its customers’ creditworthiness periodically. Material differences may result in the amount and timing of expense for any period if the Company were to make different judgments or utilize different estimates. The allowance for doubtful accounts was approximately $0.01 million for May 31, 2021 and November 30, 2020.

Deferred Revenue

Changes in deferred revenue, which relate to unfulfilled e-commerce orders and amounts to be recognized under extended 3-year service warranties, for the six months ended May 31, 2021 and the year ended November 30, 2020, are summarized below (in thousands).

	May 31, 2021	November 30, 2020
Deferred revenue balance, beginning of period	$4,902	$11
Net additions to deferred revenue during the period	18,100	18,826
Reductions in deferred revenue for revenue recognized during the period	(21,327)	(13,935)
Deferred revenue balance, end of period	$1,675	$4,902

Revenue Disaggregation The following table presents disaggregation of the Company’s revenue by product type and distribution channel (in thousands):

	Three Months Ended May 31,		Six Months Ended May 31,
Product type	2021	2020	2021	2020
Byrna® HD	$13,356	$1,100	$22,249	$1,227
40mm	45	90	45	112
Total	$13,401	$1,190	$22,294	$1,339

	Three Months Ended May 31,		Six Months Ended May 31,
Distribution channel	2021	2020	2021	2020
Wholesale (dealer/distributors and large end-users)	$2,107	$356	$3,776	$290
E-commerce	11,294	834	18,518	1,049
Total	$13,401	$1,190	$22,294	$1,339

6.	REVENUE, DEFERRED REVENUE AND ACCOUNTS RECEIVABLE

Deferred Revenue

Changes in deferred revenue, which relate to unfulfilled e-commerce orders and amounts to be recognized under extended 3-year service warranties, for the year ended November 30, 2020 and 2019 are summarized below. The associated performance obligations are expected to be satisfied during the year ended November 30, 2021.
Deferred Revenue
Deferred revenue balance, November 30, 2018	$—
Net additions to deferred revenue	10,842
Deferred revenue balance, November 30, 2019	10,842
Net additions to deferred revenue	18,825,995
Reductions in deferred revenue for revenue recognized during the fiscal year	(13,934,750)
Deferred revenue balance, November 30, 2020	$4,902,087

Accounts receivable at November 30, 2020 primarily relates to sales of the new Byrna® HD to several large distributors.

Revenue Disaggregation

The following table presents disaggregation of the Company’s revenue by product type and distribution channel:

	Years Ended November 30,
Product type	2020	2019
Byrna® HD	$16,322,482	$850,404
40mm	243,813	74,015
Total	$16,566,295	$924,419
	Years Ended November 30,
Distribution channel	2020	2019
Wholesale (dealer/distributors and large end-users)	$2,952,825	$602,838
E-commerce	13,613,470	321,581
Total	$16,566,295	$924,419